AMENDMENT NUMBER ONE TO PLEDGE AGREEMENT


     THIS AMENDMENT NUMBER ONE TO PLEDGE AGREEMENT, dated as of May 9, 2002 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company") and THE BANK OF NOVA SCOTIA, as joint administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the Agent have heretofore entered into a certain Pledge Agreement, dated as of March 8, 2002 (herein called the "Agreement"); and

     WHEREAS, the Company, the Lenders and the Administrative Agents now desire to amend the Agreement in certain respects, as hereinafter provided,

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Agent hereby agree as follows:

     SECTION 1. Attachment 1 to the Agreement is hereby replaced with Attachment 1-A hereto which deletes the references to Calpine Natural Gas GP, Inc. and Calpine Natural Gas Holdings, Inc. All references to Attachment 1 in the Agreement shall be deemed to refer to Attachment 1-A attached hereto.

     SECTION 2. To induce the Lenders and the Agent to enter into this Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties contained in Article III of the Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

               (i) The execution and delivery of this Amendment, and the performance by the Company of its obligations hereunder, are within the Company's corporate powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company;

               (ii) As of the date of this Amendment, the Company owns all of the equity interests in Calpine Holdings;

               (iii) This Amendment is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and

               (iv) No Default has occurred and is continuing and no Default will result from the execution and delivery of this Amendment.

     SECTION 3. The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agents of all the following documents, each in form and substance satisfactory to the Administrative Agents:

               (i) This  Amendment  duly  executed by the Company and the Agent;
          and

               (ii) Such other documents as the Administrative Agents shall have reasonably requested.

     SECTION 4. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as amended hereby.

     SECTION 5. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Agreement.

     SECTION 6. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Company and rights of the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 8. This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

     SECTION 9. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN
CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   CALPINE CORPORATION


                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________

                                   THE BANK OF NOVA SCOTIA, as
                                   Administrative Agent


                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________

                                 ATTACHMENT 1-A


                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement

Pledged Shares
--------------
Pledged Share Issuer                 Common Stock
--------------------                 ------------
                                      Authorized     Outstanding     % of Shares
                                        Shares         Shares          Pledged
                                      ----------     -----------     -----------
Calpine CCFC Holdings, Inc. .......      1000            1000            100%